SYLVAN LEARNING SYSTEMS, INC.

                    1996 SENIOR MANAGEMENT STOCK OPTION PLAN

1.   PURPOSE

     This 1996 Senior Management Stock Option Plan (the "Plan") is intended as an employment incentive and to encourage capital accumulation and stock ownership in Sylvan Learning Systems, Inc. (the Corporation ) by certain key executive officers (including executive officers who are also directors) of the Corporation and of its Subsidiaries (as defined below) in order to increase their proprietary interest in the Corporation's success.

2.   ADMINISTRATION:

     The Plan shall be administered by a committee appointed by the Board of Directors of the Corporation (the "Committee"). The Committee shall consist of not less than two members of the Board of Directors who are disinterested administrators as described in Rule 16b-3 under the Securities Exchange Act of 1934. The Committee shall determine the persons who shall participate in the Plan and the extent of their participation.

     The interpretation and construction by the Committee of any provisions of the Plan or any stock option agreements entered into under the Plan and any determination by the Committee pursuant to any provision of the Plan or any such agreement shall be final and conclusive. No member of the Committee shall be liable for any action or determination made in good faith, and the members shall be entitled to indemnification and reimbursement in the manner provided in the Corporation's charter or by-laws, and under any directors and officers liability insurance coverage of the Corporation which may be in effect from time to time.

3.   ELIGIBILITY:

     The individuals who shall be eligible to participate in the Plan shall be the senior executive officers (including the Chief Financial Officer, the Chief Executive Officer(s) and the Chairman of the Board, of the Corporation) (including those senior executive officers who are also directors of the Corporation), or of any corporation in which the Corporation has a proprietary interest by reason of stock ownership or otherwise, including any corporation in which the Corporation acquires a proprietary interest after the adoption of this Plan (but only if the Corporation owns or controls, directly or indirectly, stock possessing not less than 50% of the total combined voting power of all classes of stock in such corporation) (a "subsidiary"), as the Committee shall determine from time to time.


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4.   AWARD OF OPTIONS:

     The Committee, at any time and from time to time, may authorize the granting of options under this Plan to any eligible individual under the Plan. Subject to the terms of the Plan, the Committee shall determine the timing, size and all other terms applicable to options granted under this Plan. Options granted under the Plan may be incentive stock options under section 422 of the Internal Revenue Code or nonqualified stock options

5.   AWARD OF STOCK APPRECIATION RIGHTS:

     The Committee, at any time and from time to time, may authorize the granting of stock appreciation rights to optionees who have been granted options under this Plan. Each stock appreciation right shall relate to a specific option granted under this Plan and may be granted concurrently with the option to which it relates or at any time prior to the exercise, termination or expiration of such option.

     The term "stock appreciation right" shall mean the right to receive from the Corporation, upon surrender of the option or a portion thereof without payment to the Corporation, an amount equal to the fair market value on the exercise date of the total number of Shares of common stock of the Corporation for which the stock appreciation right is exercised, less the exercise price which the optionee would have otherwise been required to pay upon purchase of the Shares. The amount payable by the Corporation upon the exercise of a stock appreciation right may be paid in cash or in shares of common stock of the Corporation, or in any combination thereof, as the Committee in its sole discretion shall determine; provided, however, that in no event shall the total number of shares which may be paid to the optionee pursuant to the exercise of a stock appreciation right exceed the total number of Shares subject to the related option. No fractional shares shall be issued under this section and the optionee shall instead be entitled to receive a cash adjustment equal to the same fraction of the fair market value per share.

     The Committee may fix, with respect to rights granted under this Plan such waiting periods, exercise dates or other limitations as it shall deem appropriate, provided that no right shall be exercisable after the expiration of the option to which it relates. In addition, the Committee may impose a total prohibition on the exercise of such rights for such period or periods as it, in its sole discretion, deems to be appropriate. The shares involved in an option as to which a stock appreciation right is related shall be used not more than once to calculate the amounts to be received pursuant to an exercise of such right. The right of an optionee to exercise an option shall be cancelled if and to the extent that shares covered by such option are used to calculate amounts received upon exercise of a related stock appreciation right.

6.   STOCK:

     The stock subject to the options, stock appreciation rights, and other provisions of the Plan shall be shares of the Corporation's authorized but unissued common stock and shares of common stock held as treasury stock in the Corporation (all such shares of common stock are referred to herein as "Shares"). Subject to adjustment in accordance with the provisions of Paragraph 7(f) hereof, the total number of Shares which may be issued under the Plan shall not exceed in the aggregate 1,500,000 Shares. The maximum number of Shares that may be issued pursuant to options and stock appreciation rights granted under this Plan to any person is 750,000 Shares.

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     In the event that any outstanding option or stock appreciation right under the Plan for any reason expires or is terminated prior to the end of the period during which options or stock appreciation rights may be granted, the Shares allocable to the unexercised portion of such option or stock appreciation right may again be subjected to options or stock appreciation rights under the Plan.

7.   TERMS AND CONDITIONS OF STOCK OPTION AGREEMENTS:

     Stock options and stock appreciation rights granted pursuant to the Plan shall be evidenced by agreements in such form as the Committee shall, from time to time, approve. Stock appreciation rights shall be evidenced by an agreement amending the stock option agreement to which such rights relate. Such agreements shall comply with and be subject to the following terms and conditions:

     (a)  Medium of Payment:

     Upon exercise of the option, the option price shall be payable at the discretion of the Committee: (i) in United States dollars in cash or by certified check, bank draft or money order payable to the order of the Corporation; (ii) through the delivery of shares of common stock of the Corporation which have been held by the optionee for at least six months at the time of surrender or acquired under a grant not less than six months prior to the time of surrender and which shall be valued at their fair market value on the date of exercise; (iii) by withholding of Shares otherwise issuable pursuant to an exercise of an option equal in value to the option price or any portion thereof; or (iv) by any other means that the Committee may approve. At the discretion of the Committee, payment in full of the option price need not accompany the written notice of exercise provided that the notice directs that the stock certificates for the Shares issued upon exercise be delivered to a licensed broker acceptable to the Corporation as agent for the individual exercising the option and at the time the stock certificates are delivered to the broker, the broker will tender to the Corporation cash or cash equivalents acceptable to the Comoration equal to the exercise price.

     (b)  Number of Shares:

     The agreement shall state the total number of Shares to which it pertains.

     (c)  Option Price:

     Unless the Committee provides otherwise, the option price for Shares covered by an incentive stock option granted hereunder shall be not less than 100% of the fair market value, as determined by the Committee, of such Shares on the date of the granting of the incentive stock option and the option price for Shares covered by a non-qualified stock option granted hereunder shall be not less than 85% of the fair market value, as determined by the Committee, of such Shares on the date of the granting of the nonqualified stock option.

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     (d)  Term of Options and Stock Appreciation Rights:

     Unless the Committee provides otherwise, each option and related stock appreciation right granted under the Plan shall expire not more than 10 years from the date the option is granted; provided that a stock appreciation right shall not be exercisable prior to or later than the time the related option could be exercised.

     (e)  Date of Exercise:

     The Committee may in its discretion provide that an option or stock appreciation right may not be exercised in whole or in part for any period or periods of time specified by the Committee. Except as may be so provided, any option or stock appreciation right may be exercised in whole at any time or in part from time to time during its term. In the case of an option or stock appreciation right not immediately exercisable in full, the Committee may in its discretion accelerate the time at which an option or stock appreciation right granted hereunder may be exercised.

     (f)  Recapitalization:

     The aggregate number of Shares on which options and stock appreciation rights may be granted to persons participating under the Plan, the number of Shares thereof covered by each outstanding option and stock appreciation right, and the price per Share thereof in each such option and stock appreciation right shall all be proportionately adjusted for any increase or decrease in the number of issued Shares, as applicable, resulting from a subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend or other increase or decrease in such Shares, effected without receipt of consideration by the Corporation; provided, however, that any fractional Shares resulting from any such adjustment shall be eliminated.

     If the Corporation shall be the surviving or resulting corporation in any merger or consolidation, any option granted hereunder shall pertain to and apply to the securities to which a holder of the number of Shares subject to the option or stock appreciation right would have been entitled; but a dissolution or liquidation of the Corporation, or a merger or consolidation in which the Corporation is not the surviving or resulting corporation shall cause every option and stock appreciation right outstanding hereunder to terminate, except that the surviving or resting corporation may, in its absolute and uncontrolled discretion, tender options or stock appreciation rights to purchase its shares on terms and conditions, both as to the number of shares and otherwise, which shall substantially preserve the rights and benefits of any option or stock appreciation right then outstanding hereunder.

     In the event of a change in the Corporation's common stock which is limited to a change in the designation thereof to "capital stock" or other similar designation, or to a change in the par value thereof, or from par value to no par value, without increase in the number of issued shares, the shares resulting from any such change shall be deemed to be Shares of common stock within the meaning of the Plan.

     (g)  Transferability:

     No option or related stock appreciation right shall be assignable or transferable except by will or by the laws of descent and distribution. During the lifetime of an optionee, the option or related stock


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appreciation right shall be exercisable only by such optionee. Notwithstanding the foregoing, in the discretion of the Committee, transfers of options shall be permitted to (a) members of the immediate family of the optionee (children, grandchildren, spouse, parents or siblings of the optionee); (b) trusts for the benefit of such family members; and (c) partnerships whose only partners are such family members. No consideration may be paid for the transfer of such options. The Committee may grant transferable or nontransferable options in its discretion and the option agreement shall specify whether the option is transferable or nontransferable.

     (h)  Rights as a Stockholder:

     An optionee shall have no rights as a stockholder with respect to Shares covered by the optionee's option or stock appreciation right until the date of the issuance of the Shares to the optionee and only after such Shares are fully paid. No adjustment will be made for dividends or other rights for which the record date is prior to the date of such issuance.

     (i)  Withholding:

     The Corporation shall have the right to withhold, or require an individual exercising an option to remit to the Corporation, an amount sufficient to satisfy any applicable federal, state or local withholding tax requirements imposed with respect to the exercise of options. To the extent permissible under applicable tax, securities and other laws, the option agreement shall permit satisfaction of a tax withholding requirement by withholding Shares issued as a result of the exercise of an option.

     k)   Other Provisions:

     The agreements authorized under this Plan may contain Such other provisions as the Committee shall deem advisable.

8.   TERM AND EFFECTIVENESS OF PLAN:

     The Plan shall become effective on the date it is approved by the affirmative vote of a majority of the votes cast in person or by proxy at a meeting of the stockholders of the Corporation and when so approved shall be deemed to have been in full force and effect from and after the date on which it is adopted for the Corporation by action of its Board of Directors. Before stockholder approval has been obtained, the Committee may grant stock options and stock appreciation rights under the Plan; however, such stock options and stock appreciation rights shall be void if the Plan is not thereafter approved by the stockholders. No stock option or stock appreciation rights shall be granted pursuant to this Plan after the tenth anniversary of the date on which the Plan was adopted by the Board of Directors of the Corporation or the date the Plan is approved by the stockholders of the Corporation whichever is earlier.


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9.   AMENDMENTS:

     The Board of Directors may from time to time alter, amend, suspend, or discontinue this Plan, subject to the terms of the Plan; provided, however, that to the extent required under Rule 16b-3 with respect to persons who are subject to Section 16 of the Securities Exchange Act of 1934 and, with respect to incentive stock options, to the extent required by the Internal Revenue Code, no action by the Board of Directors which materially modifies the Plan shall become effective without the approval of the stockholders of the Corporation. The Committee may alter or amend any and all option and stock appreciation rights agreements granted hereunder, provided that no such amendment shall become effective without the consent of the option holder.

10.  APPLICATION OF FUNDS:

     The proceeds received by the Corporation from the sale of common stock pursuant to options will be used for general corporate purposes




                                        SYLVAN LEARNING SYSTEMS, INC.

                                        By:
                                           -------------------------------------
                                             Douglas L. Becker
                                             President & Co-CEO

                                        By:
                                           -------------------------------------
                                             R. Christopher Hoehn-Saric
                                             Co-CEO